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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): July 18, 2003

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                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     0-10068                  76-0566682
(State or other jurisdiction    (Commission File          (I.R.S. Employer
     of incorporation)               Number)             Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS.

     On July 17, 2003, ICO, Inc. issued a press release announcing the resignation of Timothy J. Gollin as Chief Executive Officer and the appointment of Jon C. Biro, an ICO director and the Company's Chief Financial Officer, to assume Mr. Gollin's responsibilities until a new Chief Executive Officer is selected. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.


ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)         Exhibits

            Exhibit     Description

            99.1        Press  Release  dated  July  17,  2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICO, INC.

Date:     July 18, 2003

                                   By:  /s/ Jon C. Biro
                                   --------------------
                                   Name:  Jon C. Biro
                                   Title: Interim Chief Executive Officer and
                                          Chief Financial Officer

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